                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)  December 20, 2001
                                                      ------------------

                          Atchison Casting Corporation
                          ----------------------------
            (Exact name of registrant as specified in its charter)

         KANSAS                  1-12541               48-1156578
(State or other jurisdiction   (Commission            (IRS Employer
    of incorporation)         File Number)         Identification No.)

400 South Fourth Street, Atchison, Kansas                 66002
(Address of principal executive offices)               (zip code)

Registrant's telephone number, including area code    (913) 367-2121

                                 Not applicable
          (Former name or former address, if changed since last report)

Item 5.    Other Events.

Atchison Casting Corporation announced the extension of its Credit Agreement through June 30, 2002.

Item 7.   Financial Statements and Exhibits.

     (c)  EXHIBITS. The following exhibits are filed herewith:

     4.1  Twelfth Amendment and Forbearance Agreement dated as of December 18,
          2001 among the Company, the Banks party thereto and Harris Trust and
          Savings Bank, as Agent.

     4.2  Cash Collateral Use Agreement dated as of December 18, 2001 among the
          Company, as the borrower, its domestic subsidiaries, as guarantors, the
          Lenders party thereto, and Harris Trust and Savings Bank, as Bank
          Agent and Collateral Agent.

    99.1  Press Release dated December 20, 2001

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date: December 21, 2001

                                    Atchison Casting Corporation

                                    By: /s/ Kevin T. McDermed
                                        --------------------------------
                                          Kevin T. McDermed
                                          Chief Financial Officer

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